Exhibit 10.4

SECOND AMENDMENT

TO THE

FEDERAL HOME LOAN MORTGAGE CORPORATION

MANDATORY EXECUTIVE DEFERRED BASE SALARY PLAN

(As Effective January 1, 2009)

SECOND AMENDMENT TO THE FEDERAL HOME LOAN MORTGAGE CORPORATION MANDATORY EXECUTIVE DEFERRED BASE SALARY PLAN (the “Plan”) by the FEDERAL HOME LOAN MORTGAGE CORPORATION (the “Corporation”), a corporation organized and existing under the laws of the United States of America.

W I T N E S S E T H:

WHEREAS, the Plan was adopted effective January 1, 2009, and first amended in 2011;

WHEREAS, the Corporation now desires to further amend the Plan, to reflect certain changes to the Corporation’s compensation structure effective January 1, 2012;

WHEREAS, Section 8.1 of the Plan permits the Corporation to amend the Plan; and

WHEREAS, the appropriate officer of the Corporation has been duly authorized to execute this amendment.

NOW, THEREFORE, the Plan is amended, as follows, effective January 1, 2012:

1.	Article I (Establishment of the Plan) is hereby amended as follows:

(i)	Section 1.2 (Effective Date), and Section 1.3 (Name) are hereby redesignated as Sections 1.3 and 1.4, respectively.

(ii)	The following new Section 1.2 (Plan Applicability and Automatic Termination) is hereby added, following Section 1.1 (Purpose):

“1.2	Plan Applicability and Automatic Termination.

(a)	The Plan is applicable solely to amounts paid as Deferred Base Salary under the Federal Home Loan Mortgage Corporation Executive Management Compensation Program. That compensation program applied to calendar years prior to 2012. For calendar years beginning on or after January 1, 2012, Executives are not compensated under that program, and do not earn Deferred Base Salary with respect to 2012 or future years. Therefore, the Plan does not apply to pay earned in 2012 or future years, including pay under the so-called “2012 Executive Management Compensation Program.

(b)	By operation of this section, the Plan shall terminate automatically as of the earlier of (i) December 31, 2012, or, (ii) the date as of which no further distributions to Participants will occur.”

IN WITNESS WHEREOF, the Corporation has caused this SECOND AMENDMENT TO THE FEDERAL HOME LOAN MORTGAGE CORPORATION MANDATORY EXECUTIVE DEFERRED BASE SALARY PLAN to be executed by its duly authorized representative this 14th day of June, 2012.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Scott Coolidge
Scott Coolidge
Vice President – Compensation & Benefits

ATTEST:

/s/ Alicia S. Myara

Alicia S. Myara

Assistant Secretary

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